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MATERIAL BELOW MARKED BY AN “***” HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THIS ENTIRE EXHIBIT INCLUDING THE OMITTED CONFIDENTIAL INFORMATION HAS BEEN FILED SEPARATELY WITH THE COMMISSION.
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EXHIBIT 10.5

Reference is made to the Intercreditor Agreement, dated as of May 2, 2014, among BANK OF AMERICA, N.A., as the Revolving Lender (as defined therein), GOLDMAN SACHS BANK USA, as the Term Loan Administrative Agent (as defined therein), VERTEX ENERGY, INC., a Nevada corporation (“Holdings”), VERTEX ENERGY OPERATING, LLC, a Texas limited liability company, and the subsidiaries of Holdings named therein (as amended, modified, restated, amended and restated or supplemented from time to time, the “Intercreditor Agreement”).  Each Person that benefits from the security hereunder, by accepting the benefits of the security provided hereby, (i) consents (or is deemed to consent), to the subordination of Liens provided for in the Intercreditor Agreement, (ii) agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement, (iii) authorizes (or is deemed to authorize) the Term Loan Administrative Agent on behalf of such Person to enter into, and perform under, the Intercreditor Agreement and (iv) acknowledges (or is deemed to acknowledge) that a copy of the Intercreditor Agreement was delivered, or made available, to such Person.

Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement. In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

PLEDGE AND SECURITY AGREEMENT

dated as of May 2, 2014

between

EACH OF THE GRANTORS PARTY HERETO

and

GOLDMAN SACHS BANK USA,
as Collateral Agent

i

SECTION 10. STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.	35
SECTION 11. MISCELLANEOUS.	36

SCHEDULE 4.1 — GENERAL INFORMATION

SCHEDULE 4.2  — LOCATION OF EQUIPMENT AND INVENTORY

SCHEDULE 4.4 — INVESTMENT RELATED PROPERTY

SCHEDULE 4.5 — MATERIAL CONTRACTS

SCHEDULE 4.6 — DESCRIPTION OF LETTERS OF CREDIT

SCHEDULE 4.7 — INTELLECTUAL PROPERTY - EXCEPTIONS

SCHEDULE 4.8 — COMMERCIAL TORT CLAIMS

EXHIBIT A — PLEDGE SUPPLEMENT

EXHIBIT B — UNCERTIFICATED SECURITIES CONTROL AGREEMENT

EXHIBIT C — SECURITIES ACCOUNT CONTROL AGREEMENT

EXHIBIT D — DEPOSIT ACCOUNT CONTROL AGREEMENT

EXHIBIT E — TRADEMARK SECURITY AGREEMENT

EXHIBIT F — COPYRIGHT SECURITY AGREEMENT

EXHIBIT G — PATENT SECURITY AGREEMENT

ii

This PLEDGE AND SECURITY AGREEMENT, dated as of May 2, 2014 (this “Agreement”), between EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a “Grantor”), and GOLDMAN SACHS BANK USA, as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, the “Collateral Agent”).

RECITALS:

WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among VERTEX ENERGY OPERATING, LLC, a Texas limited liability company (“Company”), VERTEX ENERGY, INC., a Nevada corporation (“Holdings”) and CERTAIN OTHER SUBSIDIARIES OF HOLDINGS, as Guarantors, the lenders party thereto from time to time (the “Lenders”), and GOLDMAN SACHS BANK USA (“GSB”), as Administrative Agent, Collateral Agent and Lead Arranger;

WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into one or more Interest Rate Agreements with one or more Lender Counterparties;

WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders and Lender Counterparties as set forth in the Credit Agreement and the Interest Rate Agreements, respectively, each Grantor has agreed to secure such Grantor’s obligations under the Credit Documents and the Interest Rate Agreements as set forth herein; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Agent agree as follows:

SECTION 1.   DEFINITIONS; GRANT OF SECURITY.

1.1           General Definitions.   In this Agreement, the following terms shall have the following meanings:

“Account Debtor” shall mean each Person who is obligated on a Receivable or any Supporting Obligation related thereto.

“Accounts” shall mean all “accounts” as defined in Article 9 of the UCC.

“Additional Grantors” shall have the meaning assigned in Section 5.3.

“Agreement” shall have the meaning set forth in the preamble.

“Assigned Agreements” shall mean all agreements and contracts to which such Grantor is a party as of the date hereof, or to which such Grantor becomes a party after the date hereof, including, without limitation, each Material Contract, as each such agreement may be amended, supplemented or otherwise modified from time to time.

 “Cash Proceeds” shall have the meaning assigned in Section 7.7.

“Chattel Paper” shall mean all “chattel paper” as defined in Article 9 of the UCC, including, without limitation, “electronic chattel paper” or “tangible chattel paper”, as each term is defined in Article 9 of the UCC.

“Collateral” shall have the meaning assigned in Section 2.1.

“Collateral Account” shall mean any account established by the Collateral Agent.

“Collateral Agent” shall have the meaning set forth in the preamble.

“Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Commercial Tort Claims” shall mean all “commercial tort claims” as defined in Article 9 of the UCC, including, without limitation, all commercial tort claims listed on Schedule 4.8 (as such schedule may be amended or supplemented from time to time).

“Commodities Accounts” (i) shall mean all “commodity accounts” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading “Commodities Accounts” (as such schedule may be amended or supplemented from time to time).

“Company” shall have the meaning set forth in the recitals.

“Copyright Licenses” shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(B) (as such schedule may be amended or supplemented from time to time).

“Copyrights” shall mean all United States, and foreign copyrights (including Community designs), including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 4.7(A) (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringements thereof, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

“Credit Agreement” shall have the meaning set forth in the recitals.

 “Deposit Accounts” (i) shall mean all “deposit accounts” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all of the accounts listed on Schedule 4.4 under the heading “Deposit Accounts” (as such schedule may be amended or supplemented from time to time).

“Documents” shall mean all “documents” as defined in Article 9 of the UCC.

“Equipment” shall mean:  (i) all “equipment” as defined in Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.

 “General Intangibles” (i) shall mean all “general intangibles” as defined in Article 9 of the UCC, including “payment intangibles” also as defined in Article 9 of the UCC and (ii) shall include, without limitation, all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations, all Assigned Agreements and all Intellectual Property (in each case, regardless of whether characterized as general intangibles under the UCC).

“Goods” (i) shall mean all “goods” as defined in Article 9 of the UCC and (ii) shall include, without limitation, all Inventory and Equipment (in each case, regardless of whether characterized as goods under the UCC).

“Grantors” shall have the meaning set forth in the preamble.

 “Indemnitee” shall mean the Collateral Agent, and its and its Affiliates’ officers, partners, directors, trustees, employees, agents.

“Instruments” shall mean all “instruments” as defined in Article 9 of the UCC.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.

“Intellectual Property” shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.

“Inventory” shall mean (i) all “inventory” as defined in Article 9 of the UCC and (ii) all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor’s business; all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

“Investment Accounts” shall mean the Collateral Account, Securities Accounts, Commodities Accounts and Deposit Accounts.

“Investment Related Property” shall mean:  (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, the Investment Accounts and certificates of deposit.

“Lender” shall have the meaning set forth in the recitals.

 “Letter of Credit Right” shall mean “letter-of-credit right” as defined in Article 9 of the UCC.

“Lien” shall mean (i) any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing and (ii) in the case of Pledged Equity Interests,  any purchase option, call or similar right of a third party with respect to such Pledged Equity Interests.

“Money” shall mean “money” as defined in the UCC.

“Non-Assignable Contract” shall mean any agreement, contract or license to which any Grantor is a party that by its terms purports to restrict or prevent the assignment or granting of a security interest therein (either by its terms or by any federal or state statutory prohibition or otherwise irrespective of whether such prohibition or restriction is enforceable under Section 9-406 through 409 of the UCC).

 “Patent Licenses” shall mean all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(D) (as such schedule may be amended or supplemented from time to time).

“Patents” shall mean all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application referred to in Schedule 4.7(C) hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“Person” shall mean and include natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governmental authorities.

“Pledge Supplement” shall mean any supplement to this agreement in substantially the form of Exhibit A.

“Pledged Debt” shall mean all Indebtedness owed to such Grantor, including, without limitation, all Indebtedness described on Schedule 4.4(A) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such Indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Indebtedness.

“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.

“Pledged LLC Interests” shall mean all interests in any limited liability company including, without limitation, all limited liability company interests listed on Schedule 4.4(A) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.

“Pledged Partnership Interests” shall mean all interests in any general partnership, limited partnership, limited liability partnership or other partnership including, without limitation, all partnership interests listed on Schedule 4.4(A) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.

“Pledged Stock” shall mean all shares of capital stock owned by such Grantor, including, without limitation, all shares of capital stock described on Schedule 4.4(A) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

“Pledged Trust Interests” shall mean all interests in a Delaware business trust or other trust including, without limitation, all trust interests listed on Schedule 4.4(A) under the heading “Pledged Trust Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.

“Proceeds” shall mean:  (i) all “proceeds” as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

“Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Related Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or nonwritten forms of information related in any way to the foregoing or any Receivable.

“Record” shall have the meaning specified in Article 9 of the UCC.

“Secured Obligations” shall have the meaning assigned in Section 3.1.

“Secured Parties” shall mean the Agents, Lenders and the Lender Counterparties and shall include, without limitation, all former Agents, Lenders and Lender Counterparties to the extent that any Obligations owing to such Persons were incurred while such Persons were Agents, Lenders or Lender Counterparties and such Obligations have not been paid or satisfied in full.

“Securities” shall mean any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Securities Accounts” (i) shall mean all “securities accounts” as defined in Article 8 of the UCC and (ii) shall include, without limitation, all of the accounts listed on

Schedule 4.4(A) under the heading “Securities Accounts” (as such schedule may be amended or supplemented from time to time).

“Supporting Obligation” shall mean all “supporting obligations” as defined in Article 9 of the UCC.

“Tax Code” shall mean the United States Internal Revenue Code of 1986, as amended from time to time.

“Trademark Licenses” shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(F) (as such schedule may be amended or supplemented from time to time).

“Trademarks” shall mean all United States, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to: (i) the registrations and applications referred to in Schedule 4.7(E) (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“Trade Secret Licenses” shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.7(G) (as such schedule may be amended or supplemented from time to time).

“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such Trade Secret, including but not limited to: (i) the right to sue for past, present and future misappropriation or other violation of any Trade Secret, and (ii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

“United States” shall mean the United States of America.

1.2           Definitions; Interpretation.  All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the UCC.  References to “Sections,” “Exhibits” and “Schedules” shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided.  Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this

Agreement for any other purpose or be given any substantive effect.  Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.  The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.  If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern.  All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 2.   GRANT OF SECURITY.

2.1           Grant of Security.  Each Grantor hereby grants to the Collateral Agent a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”):

(a)           Accounts;

(b)           Chattel Paper;

(c)           Documents;

(d)           General Intangibles;

(e)           Goods;

(f)           Instruments;

(g)           Insurance;

(h)           Intellectual Property;

(i)           Investment Related Property;

(j)           Letter of Credit Rights;

(k)           Money;

(l)           Receivables and Receivable Records;

(m)           Commercial Tort Claims;

(n)           to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(o)           to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

2.2           Certain Limited Exclusions.  Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Grantor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract property rights or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), provided however that the Collateral shall include and such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such Lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (i) or (ii) above.

SECTION 3.   SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.

3.1           Security for Obligations.  This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Obligations with respect to every Grantor (the “Secured Obligations”).

3.2           Continuing Liability Under Collateral.  Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.

SECTION 4.   REPRESENTATIONS AND WARRANTIES AND COVENANTS.

4.1           Generally.

(a)           Representations and Warranties.  Each Grantor hereby represents and warrants on the Closing Date that:

(i)                 it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each item of the Collateral, in each case free and clear of any and all Liens, rights or claims of all other Persons other than Permitted Liens;

(ii)                 it has indicated on Schedule 4.1(A)(as such schedule may be amended or supplemented from time to time): (w) the type of organization of such Grantor, (x) the jurisdiction of organization of such Grantor, (y) its organizational identification number and (z) the jurisdiction where the chief executive office or its sole place of business is (or the principal residence if such Grantor is a natural person), and for the one-year period preceding the date hereof has been, located;

(iii)                 the full legal name of such Grantor is as set forth on Schedule 4.1(A) and it has not done in the last five (5) years, and does not do, business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule 4.1(B) (as such schedule may be amended or supplemented from time to time);

(iv)                 except as provided on Schedule 4.1(C), it has not changed its name, jurisdiction of organization, chief executive office or sole place of business (or principal residence if such Grantor is a natural person) or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five (5) years;

(v)                 it has not within the last five (5) years become bound (whether as a result of merger or otherwise) as debtor under a security agreement entered into by another Person, which has not heretofore been terminated;

(vi)                 [Reserved];

(vii)                 (u) upon the filing of all UCC financing statements naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 4.1(E) hereof (as such schedule may be amended or supplemented from time to time) and other filings delivered by each Grantor, (v) upon delivery of all Instruments, Chattel Paper and certificated Pledged Equity Interests and Pledged Debt, (w) upon sufficient identification of Commercial Tort Claims, (x) upon execution of a control agreement establishing the Collateral Agent’s “control” (within the meaning of Section 8-106, 9-106 or 9-104 of the UCC, as applicable) with respect to any Investment Account, (y) upon consent of the issuer with respect to Letter of Credit Rights, and (z) to the extent not subject to Article 9 of the UCC, upon recordation of the security interests granted hereunder in Patents, Trademarks and Copyrights in the applicable intellectual property registries, including but not limited to the United States Patent and Trademark Office and the United States Copyright Office, the security interests granted to the Collateral Agent hereunder constitute valid and perfected first priority Liens (subject in the case of priority only to Permitted Liens and to the rights of the United States government (including any agency or department thereof) with respect to United States government Receivables) on all of the Collateral;

(viii)                 all actions and consents, including all filings, notices, registrations and recordings necessary or desirable for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained;

(ix)                 other than the financing statements filed in favor of the Collateral Agent, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (x) financing statements for which proper termination statements have been delivered to the Collateral Agent for filing and (y) financing statements filed in connection with Permitted Liens;

(x)                 no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by any Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for the filings contemplated by clause (vii) above and (B) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities;

(xi)                 all information supplied by any Grantor with respect to any of the Collateral (in each case taken as a whole with respect to any particular Collateral) is accurate and complete in all material respects;

(xii)                 none of the Collateral constitutes, or is the Proceeds of, “farm products” (as defined in the UCC);

(xiii)                 it does not own any “as extracted collateral” (as defined in the UCC) or any timber to be cut;

(xiv)                 Except as described on Schedule 4.1(D), such Grantor has not become bound as a debtor, either by contract or by operation of law, by a security agreement previously entered into by another Person; and

(xv)                 Such Grantor has been duly organized  as an entity of the type as set forth opposite such Grantor’s name on Schedule 4.1(A) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 4.1(A) and remains duly existing as such.  Such Grantor has not filed any certificates of domestication, transfer or continuance in any other jurisdiction.

(b)           Covenants and Agreements.  Each Grantor hereby covenants and agrees that:

(i)                 except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein;

(ii)                 it shall not produce, use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

(iii)                 it shall not change such Grantor’s name, identity, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise) principal place of business (or principal residence if such Grantor is a natural person), chief executive office, type of organization or jurisdiction of organization or establish any trade names unless it shall have (a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least thirty (30) days prior to any such change or establishment, identifying such new proposed name, identity, corporate structure, principal place of business (or principal residence if such Grantor is a natural person), chief executive office, jurisdiction of organization or trade name and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral intended to be granted and agreed to hereby;

(iv)                 if the Collateral Agent or any Secured Party gives value to enable Grantor to acquire rights in or the use of any Collateral, it shall use such value for such purposes and such Grantor further agrees that repayment of any Obligation shall apply on a “first-in, first-out” basis so that the portion of the value used to acquire rights in any Collateral shall be paid in the chronological order such Grantor acquired rights therein;

(v)                 it shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided, such Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five (5) days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against such Grantor or any of the Collateral as a result of the failure to make such payment;

(vi)                 upon such Grantor or any officer of such Grantor obtaining knowledge thereof, it shall promptly notify the Collateral Agent in writing of any event that may have a Material Adverse Effect on the value of the Collateral or any portion thereof, the ability of any Grantor or the Collateral Agent to dispose of the Collateral or any portion thereof, or the rights and remedies of the Collateral Agent in relation thereto, including, without limitation, the levy of any legal process against the Collateral or any portion thereof;

(vii)                 it shall not take or permit any action which could impair the Collateral Agent’s rights in the Collateral; and

(viii)                 it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral except as otherwise in accordance with the Credit Agreement.

4.2           Equipment and Inventory.

(a)           Representations and Warranties.  Each Grantor represents and warrants on the Closing Date that:

(i)                 [reserved];

(ii)                 any Goods now or hereafter produced by any Grantor included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act, as amended; and

(iii)                 except as set forth on Schedule 4.2 hereof, none of the Inventory or Equipment is in the possession of an issuer of a negotiable document (as defined in Section 7-104 of the UCC) therefor or otherwise in the possession of a bailee or a warehouseman.

(b)           Covenants and Agreements.  Each Grantor covenants and agrees that:

(i)                 it shall keep the Equipment, Inventory and any Documents evidencing any Equipment and Inventory in the locations specified on Schedule 4.2 (as such schedule may be amended or supplemented from time to time) unless it shall have (a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, at least thirty (30) days prior to any change in locations, identifying such new locations and providing such other information in connection therewith as the Collateral Agent may reasonably request and (b) taken all actions necessary or advisable to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral intended to be granted and agreed to hereby, or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder, with respect to such Equipment and Inventory;

(ii)                 it shall keep correct and accurate records of the Inventory, as is customarily maintained under similar circumstances by Persons of established reputation engaged in similar business, and in any event in conformity with GAAP;

(iii)                 it shall not deliver any Document evidencing any Equipment and Inventory to any Person other than the issuer of such Document  to claim the Goods evidenced therefor, the ABL Agent (with respect to Inventory) or the Collateral Agent;

(iv)                 if any Equipment or Inventory is in possession or control of any third party (other than the ABL Agent), each Grantor shall join with the Collateral Agent in notifying the third party of the Collateral Agent’s security interest and obtaining an acknowledgment from the third party that it is holding the Equipment and Inventory for the benefit of the Collateral Agent; and

(v)                 with respect to any item of Equipment which is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, upon the reasonable request of the Collateral Agent, each Grantor shall (A) provide information with respect to any such Equipment, (B) execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, and (C) deliver to the Collateral Agent copies of all such applications or other documents filed and copies of all such certificates of title issued indicating the security interest created hereunder in the items of Equipment covered thereby.

4.3           Receivables.

(a)           Representations and Warranties.  Each Grantor represents and warrants on the Closing Date that:

(i)                 each Receivable (a) is and will be the legal, valid and binding obligation of the Account Debtor in respect thereof, representing an unsatisfied obligation of such Account Debtor, (b) is and will be enforceable in accordance with its terms, (c) is not and will not be subject to any setoffs, defenses, taxes, counterclaims (except with respect to refunds, returns and allowances in the ordinary course of business with respect to damaged merchandise) and (d) is and will be in compliance in all  material respects with all applicable laws, whether federal, state, local or foreign;

(ii)                 none of the Account Debtors in respect of any Receivable is the government of the United States, any agency or instrumentality thereof, any state or municipality or any foreign sovereign.  No Receivable requires the consent of the Account Debtor in respect thereof in connection with the pledge hereunder, except any consent which has been obtained;

(iii)                 no Receivable is evidenced by, or constitutes, an Instrument or Chattel Paper which has not been delivered to, or otherwise subjected to the control of, the Collateral Agent to the extent required by, and in accordance with Section 4.3(c); and

(iv)                 each Grantor has delivered to the Collateral Agent a complete and correct copy of each standard form of document under which a Receivable may arise.

(b)           Covenants and Agreements:  Each Grantor hereby covenants and agrees that:

(i)                 it shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables, including, but not limited to, the originals of all documentation with respect to all Receivables and records of all payments received and all credits granted on the Receivables, all merchandise returned and all other dealings therewith;

(ii)                 it shall mark conspicuously, in form and manner reasonably satisfactory to the Collateral Agent, all Chattel Paper, Instruments and other evidence of Receivables (other than any delivered to the Collateral Agent or ABL Agent), as well as the Receivables Records with an appropriate reference to the fact that the Collateral Agent has a second priority security interest therein;

(iii)                 it shall perform in all material respects all of its obligations with respect to the Receivables;

(iv)                 except as permitted by the Credit Agreement, it shall not amend, modify, terminate or waive any provision of any Receivable in any manner which could reasonably be expected to have a material adverse effect on the value of such Receivable as Collateral.  Other than in the ordinary course of business as generally conducted by it on and prior to the date hereof, and except as consented to by the Administrative Agent or as otherwise provided in subsection (v) below, following an Event of Default, such Grantor shall not (w) grant any extension or renewal of the time of payment of any Receivable, (x) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon;

(v)                 except as otherwise provided in this subsection, each Grantor shall continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and diligently exercise each material right it may have under any Receivable any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor or the Collateral Agent may deem necessary or advisable.  Notwithstanding the foregoing, the Collateral Agent shall have the right at any time to notify, or require any Grantor to notify, any Account Debtor of the Collateral Agent’s security interest in the Receivables and any Supporting Obligation and, in addition, at any time following the occurrence and during the continuation of an Event of Default, the Collateral Agent may:  (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent; (2) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent; and (3) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.  If the Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in the Collateral Account maintained under the sole dominion and control of the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon; and

(vi)                 it shall use its best efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.

(c)           Delivery and Control of Receivables.  Subject to Section 12, with respect to any Receivables in excess of $25,000 individually or $50,000 in the aggregate that is evidenced by, or constitutes, Chattel Paper or Instruments, each Grantor shall cause each originally executed copy thereof to be delivered to the Collateral Agent (or its agent or designee)

appropriately indorsed to the Collateral Agent or indorsed in blank:  (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein.  With respect to any Receivables in excess of $25,000 individually or $50,000 in the aggregate which would constitute "electronic chattel paper" under Article 9 of the UCC, each Grantor shall take all steps necessary to give the Collateral Agent control over such Receivables (within the meaning of Section 9-105 of the UCC):  (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten (10) days of such Grantor acquiring rights therein.  Any Receivable not otherwise required to be delivered or subjected to the control of the Collateral Agent in accordance with this subsection (c) shall be delivered or subjected to such control upon request of the Collateral Agent.

4.4           Investment Related Property.

4.4.1           Investment Related Property Generally

(a)           Covenants and Agreements.  Each Grantor hereby covenants and agrees that:

(i)                 in the event it acquires rights in any Investment Related Property after the date hereof, it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property.  Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Agent shall attach to all Investment Related Property immediately upon any Grantor’s acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 4.4 as required hereby;

(ii)                 except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall immediately take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such Investment Related Property (including, without limitation, delivery thereof to the Collateral Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor.  Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain all ordinary cash dividends and distributions paid in the normal course of the business of the issuer and all scheduled payments of interest;

(iii)                 each Grantor consents to the grant by each other Grantor of a Security Interest in all Investment Related Property to the Collateral Agent.

(b)           Delivery and Control.

(i)                 Each Grantor agrees that with respect to any Investment Related Property in which it currently has rights it shall comply with the provisions of this Section 4.4.1(b) on or before the Credit Date and with respect to any Investment Related Property hereafter acquired by such Grantor it shall comply with the provisions of this Section 4.4.1(b) immediately upon acquiring rights therein, in each case in form and substance satisfactory to the Collateral Agent.  With respect to any Investment Related Property that is represented by a certificate or that is an “instrument” (other than any Investment Related Property credited to a Securities Account) it shall cause such certificate or instrument to be delivered to the Collateral Agent, indorsed in blank by an “effective indorsement” (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a “certificated security” for purposes of the UCC.  With respect to any Investment Related Property that is an “uncertificated security” for purposes of the UCC  (other than any “uncertificated securities” credited to a Securities Account), it shall cause the issuer of such uncertificated security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an agreement substantially in the form of Exhibit B hereto, pursuant to which such issuer agrees to comply with the Collateral Agent’s instructions with respect to such uncertificated security without further consent by such Grantor.

(c)           Voting and Distributions.

(i)                 So long as the Collateral Agent has not provided notice as provided in Section 4.4.1(c)(ii) below:

(1)
except as otherwise provided under the covenants and agreements relating to investment related property in this Agreement or elsewhere herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, no Grantor shall exercise or refrain from exercising any such right if the Collateral Agent shall have notified such Grantor that, in the Collateral Agent’s reasonable judgment, such action would have a Material Adverse Effect on the value of the Investment Related Property or any part thereof; and provided further, such Grantor shall give the Collateral Agent at least five (5) Business Days prior written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right; it being understood, however, that neither the voting by such Grantor of any Pledged Stock for, or such Grantor’s consent to, the election of directors (or similar governing body) at a regularly scheduled annual or other meeting of stockholders or with respect to incidental matters at any such meeting, nor such Grantor’s consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement, shall be deemed inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section 4.4(c)(i)(1), and no notice of any such voting or consent need be given to the Collateral Agent; and

(2)
the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (1) above;

(ii)                 If an Event of Default has occurred and is continuing, then upon notice from the Collateral Agent to the Grantors:

(A)
all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(B)
in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 6.1.

4.4.2           Pledged Equity Interests

(a)           Representations and Warranties.  Each Grantor hereby represents and warrants on the Closing Date that:

(i)                 Schedule 4.4(A) (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Pledged Stock, “Pledged LLC Interests,” “Pledged Partnership Interests” and “Pledged Trust Interests,” respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

(ii)                 except as set forth on Schedule 4.4(B), it has not acquired any equity interests of another entity or substantially all the assets of another entity within the past five (5) years;

(iii)                 it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Liens and there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;

(iv)                 without limiting the generality of Section 4.1(a)(v), no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or first priority status of the security interest of the Collateral Agent in any Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof;

(v)                 none of the Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that: (a) are registered as investment companies or (b) are dealt in or traded on securities exchanges or markets; and

(vi)                 except as otherwise set forth on Schedule 4.4(C), all of the Pledged LLC Interests and Pledged Partnership Interests are or represent interests in issuers that have opted to be treated as securities under the uniform commercial code of any jurisdiction.

(b)           Covenants and Agreements.  Each Grantor hereby covenants and agrees that:

(i)                 without the prior written consent of the Collateral Agent, it shall not vote to enable or take any other action to: (a) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially changes the rights of such Grantor with respect to any Investment Related Property or adversely affects the validity, perfection or priority of the Collateral Agent’s security interest, (b) permit any issuer of any Pledged Equity Interest to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer, (c) other than as permitted under the Credit Agreement, permit any issuer of any Pledged Equity Interest to dispose of all or a material portion of their assets, (d) waive any default under or breach of any terms of organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (e) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC; provided, however, notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (e), such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent’s “control” thereof;

(ii)                 it shall comply in all material respects with all of its obligations under any partnership agreement or limited liability company agreement relating to Pledged Partnership Interests or Pledged LLC Interests and shall enforce all of its rights with respect to any Investment Related Property;

(iii)                 without the prior written consent of the Collateral Agent, it shall not permit any issuer of any Pledged Equity Interest to merge or consolidate unless (i) such issuer creates a security interest that is perfected by a filed financing statement (that is not effective solely under section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, and (ii) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other constituent Grantor; and

(iv)                 each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to the Collateral Agent and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its nominee following an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

4.4.3           Pledged Debt

(a)           Representations and Warranties.  Each Grantor hereby represents and warrants on the Closing Date that:

(i)                 Schedule 4.4 (as such schedule may be amended or supplemented from time to time) sets forth under the heading “Pledged Debt” all of the Pledged Debt owned by any Grantor and all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default and constitutes all of the issued and outstanding inter-company Indebtedness;

(b)           Covenants and Agreements.  Each Grantor hereby covenants and agrees that:

(i)                 it shall notify the Collateral Agent of any default under any Pledged Debt that has caused, either in any individual case or in the aggregate, a Material Adverse Effect.

4.4.4           Investment Accounts

(a)           Representations and Warranties. Each Grantor hereby represents and warrants on the Closing Date that:

(i)                 Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Securities Accounts” and “Commodities Accounts,” respectively, all of the Securities Accounts and Commodities Accounts in which each Grantor has an interest.  Each Grantor is the sole entitlement holder of each such Securities Account and Commodity Account, and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or securities or other property credited thereto;

(ii)                 Schedule 4.4 hereto (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Deposit Accounts” all of the Deposit Accounts in which each Grantor has an interest.  Each Grantor is the sole account holder of each such Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto and the ABL Agent) having either sole dominion and control (within the meaning of common law) or “control” (within the meanings of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein; and

(iii)                 Each Grantor has taken all actions necessary or desirable, including those specified in Section 4.4.4(c), to: (a) establish Collateral Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts, Securities Entitlements or Commodities Accounts (each as defined in the UCC); (b) establish the Collateral Agent’s “control” (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts; and (c) deliver all Instruments to the Collateral Agent.

(b)           Covenant and Agreement.  Each Grantor hereby covenants and agrees with the  Collateral Agent and each other Secured Party that it shall not close or terminate any Investment Account without the prior consent of the Collateral Agent and unless a successor or replacement account has been established with the consent of the Collateral Agent with respect to which successor or replacement account a control agreement has been entered into by the appropriate Grantor, Collateral Agent and securities intermediary or depository institution at which such successor or replacement account is to be maintained in accordance with the provisions of Section 4.4.4(c).

(c)           Delivery and Control

(i)                 With respect to any Investment Related Property consisting of Securities Accounts or Securities Entitlements, it shall cause the securities intermediary maintaining such Securities Account or Securities Entitlement to enter into an agreement substantially in the form of Exhibit C hereto (or otherwise acceptable to the Collateral Agent) pursuant to which it shall agree to comply with the Collateral Agent’s “entitlement orders” without further consent by such Grantor.  With respect to any Investment Related Property that is a “Deposit Account,” it shall cause the depositary institution maintaining such account to enter into an agreement substantially in the form of Exhibit D hereto (or otherwise acceptable to the Collateral Agent), pursuant to which the Collateral Agent shall have both sole dominion and control over such Deposit Account (within the meaning of the common law) and “control” (within the meaning of Section 9-104 of the UCC) over such Deposit Account.  Each Grantor shall have entered into such control agreement or agreements with respect to: (i) any Securities Accounts, Securities Entitlements or Deposit Accounts that exist on the Credit Date, as of or prior to the Credit Date and (ii) any Securities Accounts, Securities Entitlements or Deposit Accounts that are created or acquired after the Credit Date, as of or prior to the deposit or transfer of any such Securities Entitlements or funds, whether constituting moneys or investments, into such Securities Accounts or Deposit Accounts.

In addition to the foregoing, if any issuer of any Investment Related Property is located in a jurisdiction outside of the United States, each Grantor shall take such additional actions, including, without limitation, causing the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary or advisable,  under the laws of such issuer’s jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent.   Upon the occurrence of an Event of Default, the Collateral Agent shall have the right, without notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent.  In addition, the Collateral Agent shall have the right at any time, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.

4.5           Material Contracts.

(a)           Representations and Warranties.  Each Grantor hereby represents and warrants on the Closing Date that:

(i)                 Schedule 4.5 (as such schedule may be amended or supplemented from time to time) sets forth all of the Material Contracts to which such Grantor has rights;

(ii)                 the Material Contracts, true and complete copies (including any amendments or supplements thereof) of which have been furnished to the Collateral Agent, have been duly authorized, executed and delivered by all parties thereto, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their respective terms.  There exists no default under any Material Contract by any party thereto and neither such Grantor, nor to its best knowledge, any other Person party thereto is likely to become in default thereunder and no Person party thereto has any defenses, counterclaims or right of set-off with respect to any Material Contract.  Each Person party to a Material Contract (other than any Grantor) has executed and delivered to the applicable Grantor a consent to the assignment of such Material Contract to the Collateral Agent pursuant to this Agreement; and

(iii)                 no Material Contract prohibits assignment or requires consent of or notice to any Person in connection with the assignment to the Collateral Agent hereunder, except such as has been given or made.

(b)           Covenants and Agreements.  Each Grantor hereby covenants and agrees that:

(i)                 in addition to any rights under the Section of this Agreement relating to Receivables, the Collateral Agent may at any time notify, or require any Grantor to so notify, the counterparty on any Material Contract of the security interest of the Collateral Agent therein.  In addition, after the occurrence and during the continuance of an Event of Default, the Collateral Agent may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the counterparty to make all payments under the Material Contracts directly to the Collateral Agent;

(ii)                 each Grantor shall deliver promptly to the Collateral Agent a copy of each material demand, notice or document received by it relating in any way to any Material Contract;

(iii)                 each Grantor shall deliver promptly to the Collateral Agent, and in any event within ten (10) Business Days, after (1) any Material Contract of such Grantor is terminated or amended in a manner that is materially adverse to such Grantor or (2) any new Material Contract is entered into by such Grantor, a written statement describing such event, with copies of such material amendments or new contracts, delivered to the Collateral Agent (to the extent such delivery is permitted by the terms of any such Material Contract, provided, no prohibition on delivery shall be effective if it were bargained for by such Grantor with the intent of avoiding compliance with this Section 4.5(b)(iii)), and an explanation of any actions being taken with respect thereto;

(iv)                 it shall perform in all material respects all of its obligations with respect to the Material Contracts;

(v)                 it shall promptly and diligently exercise each material right (except the right of termination) it may have under any Material Contract, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor or the Collateral Agent may deem necessary or advisable;

(vi)                 it shall use its best efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Material Contract; and

(vii)                 each Grantor shall, within thirty (30) days of the date hereof with respect to any Non-Assignable Contract in effect on the date hereof and within thirty (30) days after entering into any Non-Assignable Contract after the Closing Date, request in writing the consent of the counterparty or counterparties to the Non-Assignable Contract pursuant to the terms of such Non-Assignable Contract or applicable law to the assignment or granting of a security interest in such Non-Assignable Contract to Secured Party and use its best efforts to obtain such consent as soon as practicable thereafter.

4.6           Letter of Credit Rights.

(a)           Representations and Warranties.  Each Grantor hereby represents and warrants on the Closing Date that:

(i)                 all material letters of credit to which such Grantor has rights is listed on Schedule 4.6 (as such schedule may be amended or supplemented from time to time) hereto; and

(ii)                 it has obtained the consent of each issuer of any material letter of credit to the assignment of the proceeds of the letter of credit to the Collateral Agent.

(b)           Covenants and Agreements.  Each Grantor hereby covenants and agrees that with respect to any material letter of credit hereafter arising it shall obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Collateral Agent and shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto.

4.7           Intellectual Property.

(a)           Representations and Warranties.  Except as disclosed in Schedule 4.7(H) (as such schedule may be amended or supplemented from time to time), each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that:

(i)                 Schedule 4.7 (as such schedule may be amended or supplemented from time to time) sets forth a true and complete list of (i) all United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor and (ii) all Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses material to the business of such Grantor;

(ii)                 it is the sole and exclusive owner of the entire right, title, and interest in and to all Intellectual Property listed on Schedule 4.7 (as such schedule may be amended or supplemented from time to time), and owns or has the valid right to use all other Intellectual Property used in or necessary to conduct its business, free and clear of all Liens, claims, encumbrances and licenses, except for Permitted Liens and the licenses set forth on Schedule 4.7(B), (D), (F) and (G) (as each may be amended or supplemented from time to time);

(iii)                 all Intellectual Property is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and each Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of Copyrights, Patents and Trademarks in full force and effect;

(iv)                 all Intellectual Property is valid and enforceable; no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity of, such Grantor’s right to register, or such Grantor’s rights to own or use, any Intellectual Property and no such action or proceeding is pending or, to the best of such Grantor’s knowledge, threatened;

(v)                 all registrations and applications for Copyrights, Patents and Trademarks are standing in the name of each Grantor, and none of the Trademarks, Patents, Copyrights or Trade Secrets has been licensed by any Grantor to any Affiliate or third party, except as disclosed in Schedule 4.7(B), (D), (F), or (G) (as each may be amended or supplemented from time to time);

(vi)                 each Grantor has been using appropriate statutory notice of registration in connection with its use of registered Trademarks, proper marking practices in connection with the use of Patents, and appropriate notice of copyright in connection with the publication of Copyrights material to the business of such Grantor;

(vii)                 each Grantor uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all Trademark Collateral and has taken all action necessary to insure that all licensees of  the Trademark Collateral owned by such Grantor use such adequate standards of quality;

(viii)                 the conduct of such Grantor’s business does not infringe upon or otherwise violate any trademark, patent, copyright, trade secret or other intellectual property right owned or controlled by a third party; no claim has been made that the use of any Intellectual Property owned or used by Grantor (or any of its respective licensees) violates the asserted rights of any third party;

(ix)                 to the best of each Grantor’s knowledge, no third party is infringing upon or otherwise violating any rights in any Intellectual Property owned or used by such Grantor, or any of its respective licensees;

(x)                 no settlement or consents, covenants not to sue, nonassertion assurances, or releases  have been entered into by Grantor or to which Grantor is bound that adversely affect Grantor’s rights to own or use any Intellectual Property; and

(xi)                 each Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale, transfer or agreement of any Intellectual Property that has not been terminated or released.  There is no effective financing statement or other document or instrument now executed, or on file or recorded in any public office, granting a security interest in or otherwise encumbering any part of the Intellectual Property, other than in favor of the Collateral Agent.

(b)           Covenants and Agreements.  Each Grantor hereby covenants and agrees as follows:

(i)                 it shall not do any act or omit to do any act whereby any of the Intellectual Property which is material to the business of Grantor may lapse, or become abandoned, dedicated to the public, or unenforceable, or which would adversely affect the validity, grant, or enforceability of the security interest granted therein;

(ii)                 it shall not, with respect to any Trademarks which are material to the business of any Grantor, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and each Grantor shall take all steps necessary to insure that licensees of such Trademarks use such consistent standards of quality;

(iii)                 it shall, within thirty (30) days of the creation or acquisition of any copyrightable work which is material to the business of Grantor, apply to register the Copyright in the United States Copyright Office;

(iv)                 it shall promptly notify the Collateral Agent if it knows or has reason to know that any item of the Intellectual Property that is material to the business of any Grantor may become (a) abandoned or dedicated to the public or placed in the public domain, (b) invalid or unenforceable, or (c) subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court;

(v)                 it shall take all reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any application and maintain any registration of each Trademark, Patent, and Copyright owned by any Grantor and material to its business which is now or shall become included in the Intellectual Property including, but not limited to, those items on Schedule 4.7(A), (C) and (E) (as each may be amended or supplemented from time to time);

(vi)                 in the event that any Intellectual Property owned by or exclusively licensed to any Grantor is infringed, misappropriated, or diluted by a third party, such Grantor shall promptly take all reasonable actions to stop such infringement, misappropriation,  or dilution and protect its rights in such Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief and to recover damages;

(vii)                 it shall promptly (but in no event more than thirty (30) days after any Grantor obtains knowledge thereof) report to the Collateral Agent (i) the filing of any application to register any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) and (ii) the registration of any Intellectual Property by any such office, in each case by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto;

(viii)                 it shall, promptly upon the reasonable request of the Collateral Agent, execute and deliver to the Collateral Agent any document required to acknowledge, confirm, register, record, or perfect the Collateral Agent’s interest in any part of the Intellectual Property, whether now owned or hereafter acquired;

(ix)                 except with the prior consent of the Collateral Agent or as permitted under the Credit Agreement, each Grantor shall not execute, and there will not be on file in any public office, any financing statement or other document or instruments, except financing statements or other documents or instruments filed or to be filed in favor of the Collateral Agent and each Grantor shall not sell, assign, transfer, license, grant any option, or create or suffer to exist any Lien upon or with respect to the Intellectual Property, except for the Lien created by and under this Agreement and the other Credit Documents;

(x)                 it shall hereafter use best efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any property included within the definitions of any Intellectual Property acquired under such contracts;

(xi)                 it shall take all steps reasonably necessary to protect the secrecy of all Trade Secrets, including, without limitation, entering into confidentiality agreements with employees and labeling and restricting access to secret information and documents;

(xii)                 it shall use proper statutory notice in connection with its use of any of the Intellectual Property; and

(xiii)                 it shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property or any portion thereof.  In connection with such collections, each Grantor may take (and, at the Collateral Agent’s reasonable direction, shall take) such action as such Grantor or the Collateral Agent may deem reasonably necessary or advisable to enforce collection of such amounts.  Notwithstanding the foregoing, the Collateral Agent shall have the right at any time, to notify, or require any Grantor to notify, any obligors with respect to any such amounts of the existence of the security interest created hereby.

4.8           Commercial Tort Claims

(a)           Representations and Warranties.  Each Grantor hereby represents and warrants, on the Closing Date and on each Credit Date, that Schedule 4.8 (as such schedule may be amended or supplemented from time to time) sets forth all Commercial Tort Claims of each Grantor in excess of $50,000 individually or $100,000 in the aggregate; and

(b)           Covenants and Agreements.  Each Grantor hereby covenants and agrees that with respect to any Commercial Tort Claim in excess of $50,000 individually or $100,000 in the aggregate hereafter arising it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

SECTION 5.   ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS.

5.1           Access; Right of Inspection.  The Collateral Agent shall at all times upon reasonable prior notice have full and free access during normal business hours to all the books, correspondence and records of each Grantor, and the Collateral Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and each Grantor agrees to render to the Collateral Agent, at such Grantor’s cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto.  The Collateral Agent and its representatives shall at all times upon reasonable prior notice also have the right to enter any premises of each Grantor and inspect any property of each Grantor where any of the Collateral of such Grantor granted pursuant to this Agreement is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

5.2           Further Assurances.

(a)           Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i)                 file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or desirable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

(ii)                 take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office, the various Secretaries of State, and the foreign counterparts on any of the foregoing;

(iii)                 at any reasonable time, upon  reasonable prior notice and request by the Collateral Agent, assemble the Collateral and allow inspection of the Collateral by the Collateral Agent, or persons designated by the Collateral Agent; and

(iv)                 at the Collateral Agent’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Collateral Agent’s security interest in all or any part of the Collateral.

(b)           Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein.  Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including, without limitation, describing such property as “all assets” or “all personal property, whether now owned or hereafter acquired.”  Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

(c)           Each Grantor hereby authorizes the Collateral Agent to modify this Agreement after obtaining such Grantor’s approval of or signature to such modification by amending Schedule 4.7 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

5.3           Additional Grantors.  From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Counterpart Agreement.  Upon delivery of any such counterpart agreement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto.  Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder.  This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 6.   COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.

6.1           Power of Attorney.           Each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

(a)           upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement;

(b)           upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)           upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d)           upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

(e)           to prepare and file any UCC financing statements against such Grantor as debtor;

(f)           to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;

(g)           to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and

(h)           generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

6.2           No Duty on the Part of Collateral Agent or Secured Parties.   The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Parties in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers.  The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 7.   REMEDIES.

7.1           Generally.

(a)           If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i)                 require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

(ii)                 enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

(iii)                 prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and

(iv)                 without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.

(b)           The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent to the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale.  Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets.  Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral

Agent accepts the first offer received and does not offer such Collateral to more than one offeree.  If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency.  Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.

(c)           The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral.  The Collateral Agent may specifically disclaim or modify any warranties of title or the like.  This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d)            The Collateral Agent shall have no obligation to marshal any of the Collateral.

7.2           Application of Proceeds.  Except as expressly provided elsewhere in this Agreement, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against the Secured Obligations as set forth in Section 2.14(h) of the Credit Agreement.

7.3           Sales on Credit.  If Collateral Agent sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Collateral Agent and applied to indebtedness of the purchaser.  In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.

7.4           Deposit Accounts.

If any Event of Default shall have occurred and be continuing, the Collateral Agent may apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Collateral Agent.

7.5           Investment Related Property.

Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the

Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.  If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

7.6           Intellectual Property.

(a)           Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default:

(i)                 the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent’s sole discretion, to enforce any Intellectual Property, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 10 hereof in connection with the exercise of its rights under this Section, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any Intellectual Property as provided in this Section, each Grantor agrees to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement or other violation of any of such Grantor’s rights in the Intellectual Property by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any Person so infringing as shall be necessary to prevent such infringement or violation;

(ii)                 upon written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent or such Collateral Agent’s designee all of such Grantor’s right, title and interest in and to the Intellectual Property and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

(iii)                 each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any Secured Party) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property;

(iv)                 within five (5) Business Days after written notice from the Collateral Agent, each Grantor shall make available to the Collateral Agent, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ on the date of such Event of Default as the Collateral Agent may reasonably designate, by name, title or job responsibility, to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with the Trademarks, Trademark Licenses, such persons to be available to perform their prior functions on the Collateral Agent’s behalf and to be compensated by the Collateral Agent at such Grantor’s expense on a per diem, pro-rata basis consistent with the salary and benefit structure applicable to each as of the date of such Event of Default; and

(v)                 the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done;

(1)
all amounts and proceeds (including checks and other instruments) received by Grantor in respect of amounts due to such Grantor in respect of the Collateral or any portion thereof shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over or delivered to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held as cash Collateral and applied as provided by Section 7.7 hereof; and

(2)	Grantor shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(b)           If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties.

(c)           Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 7 and at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property  now owned or hereafter acquired by such Grantor, and wherever the same may be located.

7.7           Cash Proceeds.  In addition to the rights of the Collateral Agent specified in Section 4.3 with respect to payments of Receivables, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other non-cash items (collectively, “Cash Proceeds”) shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, unless otherwise provided pursuant to Section 4.4(a)(ii), be turned over to the Collateral Agent (or ABL Agent as provided in the Intercreditor Agreement) in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent or ABL Agent, if required) and held by the Collateral Agent or ABL Agent, as applicable.  Any Cash Proceeds received by the Collateral Agent (whether from a Grantor or otherwise):  (i) if no Event of Default shall have occurred and be continuing, shall be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and (ii) if an Event of Default shall have occurred and be continuing, may, in the sole discretion of the Collateral Agent, (A) be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Agent against the Secured Obligations then due and owing.

SECTION 8.   COLLATERAL AGENT.

The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided, the Collateral Agent shall, after payment in full of all Obligations under the Credit Agreement and the other Credit Documents, exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the holders of a majority of the aggregate notional amount (or, with respect to any Interest Rate Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Interest Rate Agreement) under all Interest Rate Agreements.  In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section. Collateral Agent may resign at any time by giving thirty (30) days’ prior written notice thereof to Lenders and the Grantors, and Collateral Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing delivered to the Grantors and Collateral Agent signed by the Requisite Lenders.  Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five (5) Business Days’ notice to the Administrative Agent, to appoint a successor Collateral Agent.  Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement, and the retiring or removed Collateral Agent under this Agreement shall promptly (i) transfer to such successor Collateral Agent all sums, Securities and other items of Collateral held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Collateral Agent under this Agreement, and (ii) execute and deliver to such successor Collateral Agent or otherwise authorize the filing of such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Collateral Agent of the security interests created hereunder, whereupon such retiring or removed Collateral Agent shall be discharged from its duties and obligations under this Agreement.  After any retiring or removed Collateral Agent’s resignation or removal hereunder as the Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder.

SECTION 9.   CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.

This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, the cancellation or termination of the Term Loan Commitment, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns.  Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Term Loan held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise.  Upon the payment in full of all Secured Obligations, and the cancellation or termination of the Term Loan Commitment, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall revert to Grantors.  Upon any such termination the Collateral Agent shall, at Grantors’ expense, execute and deliver to Grantors or otherwise authorize the filing of such documents as Grantors shall reasonably request, including financing statement amendments to evidence such termination.  Upon any disposition of property permitted by the Credit Agreement, the Liens granted herein shall be deemed to be automatically released and such property shall automatically revert to the applicable Grantor with no further action on the part of any Person.  The Collateral Agent shall, at Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as Grantors shall reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, including financing statement amendments to evidence such release.

SECTION 10.   STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.

The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.  Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise.  If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.2 of the Credit Agreement.

SECTION 11.   MISCELLANEOUS.

Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement.  No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege.  All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.  All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.  This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantors and their respective successors and assigns.  No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder.  This Agreement and the other Credit Documents embody the entire agreement and understanding between Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof.  Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.  This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATION LAWS).

SECTION 12.   INTERCREDITOR AGREEMENT.

 Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to or in connection with this Agreement, and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement.  In the event of any conflict between this Agreement and the Intercreditor Agreement, the Intercreditor Agreement shall control.  Without limiting the foregoing, any requirement under this Agreement to deliver Chattel Paper or other Collateral to the Collateral Agent shall be deemed satisfied if and to the extent that such Collateral is delivered to the ABL Agent in accordance with the ABL Credit Agreement and the Intercreditor Agreement, any requirement to pay proceeds of any Receivables or Inventory to or at the direction of the Collateral Agent or Required Lenders shall be deemed satisfied if and to the extent that such proceeds are paid to or at the direction of the ABL Agent in accordance with the Intercreditor Agreement and any power of attorney granted hereunder shall be subject to and exercised in accordance with the Intercreditor Agreement.

IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

VERTEX ENERGY OPERATING, LLC

By: /s/ Benjamin P. Cowart
Name: Benjamin P. Cowart
Title: President & Chief Executive Officer

VERTEX ENERGY, INC.

By: /s/ Benjamin P. Cowart
Name: Benjamin P. Cowart
Title: President & Chief Executive Officer

VERTEX ACQUISITION SUB, LLC

By: /s/ Benjamin P. Cowart
Name:Benjamin P. Cowart
Title: President & Chief Executive Officer

VERTEX MERGER SUB, LLC

By: /s/ Benjamin P. Cowart
Name: Benjamin P. Cowart
Title: President & Chief Executive Officer

VERTEX REFINING NV, LLC

By: /s/ Benjamin P. Cowart
Name: Benjamin P. Cowart
Title: President & Chief Executive Officer

VERTEX REFINING LA, LLC

By: /s/ Benjamin P. Cowart
Name: Benjamin P. Cowart
Title: President & Chief Executive Officer

CEDAR MARINE TERMINALS, LP

By: /s/ Benjamin P. Cowart
Name: Benjamin P. Cowart
Title: President & Chief Executive Officer

CROSSROAD CARRIERS, L.P.

By: /s/ Benjamin P. Cowart
Name: Benjamin P. Cowart
Title: President & Chief Executive Officer

VERTEX RECOVERY, L.P.

By: /s/ Benjamin P. Cowart
Name: Benjamin P. Cowart
Title: President & Chief Executive Officer

H & H OIL, LP.

By: /s/ Benjamin P. Cowart
Name: Benjamin P. Cowart
Title: President & Chief Executive Officer

VERTEX II GP, LLC

By: /s/ Benjamin P. Cowart
Name: Benjamin P. Cowart
Title: President & Chief Executive Officer

GOLDEN STATE LUBRICANTS WORKS, LLC

By: /s/ Benjamin P. Cowart
Name: Benjamin P. Cowart
Title: President & Chief Executive Officer

GOLDMAN SACHS BANK USA as the Collateral Agent

By: /s/ Stephen W. Hipp
Name: Stephen W. Hipp
Title: Authorized Signatory

SCHEDULE 4.1
TO PLEDGE AND SECURITY AGREEMENT

GENERAL INFORMATION

(A)
Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)*	Organization I.D.#
Vertex Energy, Inc.	Corporation	Nevada	Texas	NV20081229119
Vertex Energy Operating, LLC	Limited liability company	Texas	Texas	801959969
Vertex Refining NV, LLC	Limited liability company	Nevada	Texas	N20141170447
Vertex Refining LA, LLC	Limited liability company	Louisiana	Texas	41456232K
Vertex II GP, LLC	Limited liability company	Nevada	Texas	NV20121491058
Vertex Merger Sub, LLC	Limited liability company	California	Texas	200814410055
Vertex Acquisition Sub, LLC	Limited liability company	Nevada	Texas	NV20111698674
Cedar Marine Terminals, LP	Limited partnership	Texas	Texas	0800533829
Crossroad Carriers, L.P.	Limited partnership	Texas	Texas	0800854831
Vertex Recovery, L.P.	Limited partnership	Texas	Texas	0800095940
H & H Oil, L.P.	Limited partnership	Texas	Texas	0800848980
Golden State Lubricants Works, LLC	Limited liability company	Delaware	Texas	4940256

*The Chief Executive Office for all Grantors is 1331 Gemini Street, Suite 250, Houston, Texas 77058.

(B)	Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Full Legal Name	Trade Name or Fictitious Business Name
Vertex Recovery, L.P.	Vertex Recovery
H & H Oil, L.P.	H & H Oil
Cedar Marine Terminals, LP	CMT
Crossroad Carriers, L.P.	Crossroad Carriers

SCHEDULE A-1-1

(C)
Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Name of Grantor	Date of Change	Description of Change
Vertex Acquisition Sub, LLC	July 26, 2012	Changed name from Vertex Merger Sub, LLC to Vertex Acquisition Sub, LLC
Vertex Energy, Inc.	July 1, 2009	Moved from 1331 Gemini Street, Suite 103, Houston, TX 77058 to its current chief executive office at 1331 Gemini Street, Suite 250, Houston, TX 77058

(D)           Agreements pursuant to which any Grantor is found as debtor within past five (5) years:

Name of Grantor	Description of Agreement
None.

(E)           Financing Statements:

Name of Grantor	Filing Jurisdiction(s)
Vertex Energy, Inc.	Nevada
Vertex Energy Operating, LLC	Texas
Vertex Refining NV, LLC	Nevada
Vertex Refining LA, LLC	Louisiana
Vertex II GP, LLC	Nevada
Vertex Merger Sub, LLC	California
Vertex Acquisition Sub, LLC	Nevada
Cedar Marine Terminals, LP	Texas
Crossroads Carriers, L.P.	Texas
Vertex Recovery, L.P.	Texas
H & H Oil, L.P.	Texas
Golden State Lubricants Works, LLC	Delaware

SCHEDULE A-1-2

SCHEDULE 4.2
TO PLEDGE AND SECURITY AGREEMENT

Name of Grantor	Location of Equipment, Inventory and Documents
Vertex Energy, Inc.	1331 Gemini Street, Suite 250, Houston, TX 77058
Cedar Marine Terminals, LP	200 Atlantic Pipeline Rd., Baytown, TX 77520
H & H Oil, L.P.	20909 FM 685, Pflugerville, TX 78660
H & H Oil, L.P.	7311 Decker Drive, Baytown, TX 77520
H & H Oil, L.P.	7941 Recycle Drive, Corpus Christi, TX 78409
H & H Oil, L.P.	11626 Old Corpus Christi Hwy, San Antonio, TX 78223
Vertex Refining LA, LLC	5000 River Road, Marrero, LA 70072
Vertex Refining LA, LLC	278 E. Ravenna Road, Myrtle Grove, LA 70037
Golden State Lubricants Works, LLC	1134 Manor Street, Oildale, CA 93308

SCHEDULE 4.2-1

SCHEDULE 4.4
TO PLEDGE AND SECURITY AGREEMENT

INVESTMENT RELATED PROPERTY

(A)           Pledged Stock:   None.

Pledged LLC Interests:

Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	% of Outstanding LLC Interests of the Limited Liability Company
Vertex Energy Operating, LLC	E-Source Holdings, LLC	No	N/A	N/A	70%
Vertex Energy Operating, LLC	Vertex Refining NV, LLC	No	N/A	N/A	100%
Vertex Energy Operating, LLC	Vertex Refining LA, LLC	No	N/A	N/A	100%
Vertex Energy Operating, LLC	Vertex II GP, LLC	No	N/A	N/A	100%
Vertex Energy Operating, LLC	Vertex Merger Sub, LLC	No	N/A	N/A	100%
Vertex Energy Operating, LLC	Vertex Acquisition Sub, LLC	No	N/A	N/A	100%
Vertex Refining NV, LLC	Golden State Lubricants Works, LLC	No	N/A	N/A	100%

Pledged Partnership Interests:

Grantor	Partnership	Type of Partnership Interests (e.g., general or limited)	Certificated (Y/N)	Certificate No. (if any)	% of Outstanding Partnership Interests of the Partnership
Vertex Acquisition Sub, LLC	Cedar Marine Terminals, LP	Partnership Interests	No	N/A	100%
Vertex Acquisition Sub, LLC	Crossroad Carriers, L.P.	Partnership Interests	No	N/A	100%
Vertex Acquisition Sub, LLC	Vertex Recovery, L.P.	Partnership Interests	No	N/A	100%
Vertex Recovery, L.P.	H & H Oil, L.P.	Partnership Interests	No	N/A	100%

Pledged Trust Interests:  None.

SCHEDULE 4-4-1

Pledged Debt:

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date
Vertex Refining NV, LLC	Omega Refining, LLC, Bango Refining NV, LLC & Omega Holdings Company LLC	$13,858,066.67	$13,858,066.67	May 2, 2014	March 31, 2015
Vertex Refining LA, LLC	Omega Refining, LLC, Bango Refining NV, LLC & Omega Holdings Company LLC	$13,858,066.67	$13,858,066.67	May 2, 2014	March 31, 2015
Vertex Energy, Inc., Vertex Energy Operating, LLC, Vertex Acquisition Sub, LLC, Vertex Merger Sub, LLC, Vertex Refining NV, LLC, Vertex Refining LA, LLC, Cedar Marine Terminals, LP, Crossroads Carriers, L.P., Vertex Recovery, L.P., H & H Oil, L. P., Vertex II GP, LLC, Golden State Lubricants Works, LLC

Vertex Energy, Inc., Vertex Energy Operating, LLC, Vertex Acquisition Sub, LLC, Vertex Merger Sub, LLC, Vertex Refining NV, LLC, Vertex Refining LA, LLC, Cedar Marine Terminals, LP, Crossroads Carriers, L.P., Vertex Recovery, L.P., H & H Oil, L. P., Vertex II GP, LLC, Golden State Lubricants Works, LLC
		Amount of advances made by each Payee, as the case may be, from time to time outstanding	Amount of advances made by each Payee, as the case may be, from time to time outstanding	May 2, 2014	Demand note

Securities Account:  None.

Commodities Accounts:  None.

SCHEDULE 4-4-2

**************************************************
MATERIAL BELOW MARKED BY AN “***” HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.  THIS ENTIRE EXHIBIT INCLUDING THE OMITTED CONFIDENTIAL INFORMATION HAS BEEN FILED SEPARATELY WITH THE COMMISSION.
**************************************************

Deposit Accounts:

Grantor	Name of Depositary Bank	Account Number	Account Name
Vertex Energy, Inc.	Bank of America	***	Checking
Vertex Energy, Inc.	Bank of America	***	PFO
Vertex Energy, Inc.	Amegy Bank	***	Business Checking

(B)

Name of Grantor	Date of Acquisition	Description of Acquisition
Vertex Energy, Inc.	August 31, 2012	Acquired 100% of the outstanding membership interests of Vertex Acquisition Sub, LLC from Vertex Holdings, L.P. and B&S Cowart Family L.P..
Vertex Energy, Inc.	October 1, 2013	Acquired 33.34% of the outstanding membership interests of E-Source Holdings, LLC from Kevin Ellis.
Vertex Energy, Inc.	October 1, 2013	Acquired 16.67% of the outstanding membership interests of E-Source Holdings, LLC from Tony Broussard
Vertex Energy, Inc.	January 1, 2014	Acquired an additional 19% of the outstanding membership interests of E-Source Holdings, LLC from BBP Landtex Group, LLC.

(C)

Name of Grantor	Name of Issuer of Pledged LLC Interest/Pledged Partnership Interest
None.

SCHEDULE 4-4-3

SCHEDULE 4.5
TO PLEDGE AND SECURITY AGREEMENT

Name of Grantor	Description of Material Contract
All Grantors	Related Agreements, as defined in the Credit Agreement
Vertex Energy Operating, LLC
Third Amended Company Agreement for E-Source Holdings, LLC dated effective as of January 1, 2014 between Vertex Energy Operating, LLC (as successor in interest to Vertex Energy, Inc.) and BBP Landtex Group, LLC

Vertex Energy Operating, LLC	Tolling Agreement dated July 1, 2012 between Vertex Energy, Inc. and KMTEX LLC, as amended by First Amendment dated November 1, 2013
Vertex Energy, Inc.	Master Lease Agreement No. 253640900000 dated February 27, 2013 between Vertex Energy, Inc. and Banc of America Leasing & Capital, LLC and Schedule No. 001 dated April 22, 2013
Vertex Acquisition Sub, LLC
Lease Agreement dated May 9, 2009 between Cole Gemini, Ltd. and Vertex Energy Acquisition Sub, LLC (successor in interest to Vertex Holdings L.P.), as amended by First Amendment to Office Lease Agreement dated June 8, 2012

Cedar Marine Terminals, LP
Lease Agreement dated July 25, 1997 between CP Terminal, LLC and Cedar Marine Terminals, LP (as successor in interest to TRW Trading, Inc.), as amended by Amendment No. 1 dated February 22, 2002, Amendment No. 2 dated December 19, 2005, Third Amendment to Lease Agreement dated August 6, 2012 and Fourth Amendment to Lease Agreement dated May 10, 2013

Vertex Refining LA, LLC
Land Lease dated April 30, 2008 between Magellan Terminals Holdings, L.P. (f/k/a Marrero Terminal LLC) and Vertex Refining LA, LLC (as successor in interest to Omega Refining, LLC), as amended by First Amendment to Land Lease dated October 29, 2009 and Second Amendment to Land Lease dated March 11, 2011

Vertex Refining LA, LLC
Commercial Lease dated May 25, 2012 between Plaquemines Holdings, LLC and Vertex Refining LA, LLC (as successor in interest to Omega Refining, LLC), as amended by First Amendment to Commercial Lease dated May 2013

Vertex Refining LA, LLC
Schedule No. 004 dated May 15, 2012, as amended by Amendment No. 1 dated September 28, 2012, to Master Lease Agreement No. MEF0659 dated March 3, 2009 between Pacific Western Equipment Finance and Vertex Refining LA, LLC (as successor in interest to Omega Refining, LLC)

Vertex Energy, Inc.	Unit Purchase Agreement dated August 14, 2012 among Vertex Energy, Inc., Vertex Acquisition Sub, LLC, Vertex Holdings, L.P. and B & S Cowart Family L.P.
Vertex Energy, Inc.	Limited Liability Membership Purchase Agreement dated effective October 1, 2013 among Kevin Ellis, Vertex Energy, Inc. and E-Source Holdings, LLC
Vertex Refining LA, LLC	Terminaling Services Agreement dated May 1, 2008 between Magellan Terminals Holdings, L.P. (f/k/a Marrero Terminal LLC) and Vertex Refining LA, LLC (as successor in interest to Omega Refining, LLC
Vertex Refining LA, LLC
Operation and Maintenance Agreement dated November 3, 2010 between Magellan Terminals Holdings, L.P. (f/k/a Marrero Terminal, LLC) and Vertex Refining LA, LLC (as successor in interest to Omega Refining, LLC

Vertex Energy, Inc.	Joint Marketing Agreement dated April 10, 2011 between Rio Energy International, Inc. and Vertex Energy, Inc.

SCHEDULE 4.5-1

SCHEDULE 4.6
TO PLEDGE AND SECURITY AGREEMENT

Name of Grantor                                                                           Description of Letters of Credit
None.

SCHEDULE 4.6-1

SCHEDULE 4.7
TO PLEDGE AND SECURITY AGREEMENT

INTELLECTUAL PROPERTY

(A)           Copyrights: None.

(B)           Copyright Licenses: None.

(C)           Patents:

Document No.	Document Title	Credit Party	Applicable Dates
US Patent No. 5,306,419	Used Lubricating Oil Reclaiming	Vertex Refining LA, LLC	Patent issued on April 26, 1994 from an application filed on August 5, 1993
US Patent No. 5,447,628	Reconstituting Lubricating Oil	Vertex Refining LA, LLC	Patent issued on September 5, 1995 from an application filed on November 15, 1993
US Patent No. 6,203,606	Performance Grade Asphalt and Methods	Vertex Refining LA, LLC	Patent issued on March 20, 2001 from an application filed on November 20, 1998
U.S. Patent No. 8,613,838	System for Making a Usable Hydrocarbon Product from Used Oil	Vertex Energy Operating, LLC	Patent issued on December 24, 2013 from application filed on July 28, 2010.
U.S. Patent No. 8,398,847	Method for Making a Usable Hydrocarbon Product from Used Oil	Vertex Energy Operating, LLC	Patent issued on March 19, 2013 from application filed on July 28, 2010.

(D)           Patent Licenses:

Contract Agreement dated October 14, 2011 between Sequoia Global, Inc. and Vertex Refining LA, LLC (as successor in interest to Omega Refining, LLC)

(E)           Trademarks: None.

(F)           Trademark Licenses:

Contract Agreement dated October 14, 2011 between Sequoia Global, Inc. and Vertex Refining LA, LLC (as successor in interest to Omega Refining, LLC)

(G)           Trade Secret Licenses:

Contract Agreement dated October 14, 2011 between Sequoia Global, Inc. and Vertex Refining LA, LLC (as successor in interest to Omega Refining, LLC)

(H)           Intellectual Property Exceptions: None.

SCHEDULE 4.7-1

SCHEDULE 4.8
TO PLEDGE AND SECURITY AGREEMENT

Name of Grantor	Commercial Tort Claims
None.

SCHEDULE 4.8-1

EXHIBIT A
TO PLEDGE AND SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] [Corporation] (the “Grantor”) pursuant to the Pledge and Security Agreement, dated as of May 2, 2014 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among VERTEX ENERGY, INC., VERTEX ENERGY OPERATING, LLC, the other Grantors named therein, and GOLDMAN SACHS BANK USA, as the Collateral Agent.  Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of Grantor’s right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located.  Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

[NAME OF GRANTOR]

By:_____________________________
Name:
Title:

EXHIBIT A-1

SUPPLEMENT TO SCHEDULE 4.1
TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)
Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Organization I.D.#

(B)	Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past five (5) years:

Full Legal Name	Trade Name or Fictitious Business Name

(C)
Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Name of Grantor	Date of Change	Description of Change

(D)           Agreements pursuant to which any Grantor is found as debtor within past five (5) years:

Name of Grantor	Description of Agreement

(E)           Financing Statements:

EXHIBIT A-2

Name of Grantor	Filing Jurisdiction(s)

EXHIBIT A-3

SUPPLEMENT TO SCHEDULE 4.2
TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor                                                                           Location of Equipment and Inventory

EXHIBIT A-4

SUPPLEMENT TO SCHEDULE 4.4
TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)

Pledged Stock:

Pledged Partnership Interests:

Pledged LLC Interests:

Pledged Trust Interests:

Pledged Debt:

Securities Account:

Commodities Accounts:

Deposit Accounts:

(B)

Name of Grantor	Date of Acquisition	Description of Acquisition

(C)

Name of Grantor	Name of Issuer of Pledged LLC Interest/Pledged Partnership Interest

EXHIBIT A-5

SUPPLEMENT TO SCHEDULE 4.5
TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor                                                                           Description of Material Contract

EXHIBIT A-6

SUPPLEMENT TO SCHEDULE 4.6
TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor                                                                           Description of Letters of Credit

EXHIBIT A-7

SUPPLEMENT TO SCHEDULE 4.7
TO PLEDGE AND SECURITY AGREEMENT

Additional Information:
(A)           Copyrights
(B)           Copyright Licenses
(C)           Patents
(D)           Patent Licenses
(E)           Trademarks
(F)           Trademark Licenses
(G)           Trade Secret Licenses
(H)           Intellectual Property Exceptions

EXHIBIT A-8

SUPPLEMENT TO SCHEDULE 4.8
TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor	Commercial Tort Claims

EXHIBIT A-9

EXHIBIT B
TO PLEDGE AND SECURITY AGREEMENT

UNCERTIFICATED SECURITIES CONTROL AGREEMENT

This Uncertificated Securities Control Agreement dated as of _________, 20__ among ________________ (the “Pledgor”), __________, as collateral agent for the Secured Parties, (the “Collateral Agent”) and ____________, a ________corporation (the “Issuer”).  Capitalized terms used but not defined herein shall have the meaning assigned in the Pledge and Security Agreement dated as of May 2, 2014 among the Pledgor, the other Grantors party thereto and the Collateral Agent (the “Security Agreement”).  All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1.  Registered Ownership of Shares.  The Issuer hereby confirms and agrees that as of the date hereof the Pledgor is the registered owner of __________ shares of the Issuer’s [common] stock (the “Pledged Shares”) and the Issuer shall not change the registered owner of the Pledged Shares without the prior written consent of the Collateral Agent.

Section 2.  Instructions.  If at any time the Issuer shall receive instructions originated by the Collateral Agent relating to the Pledged Shares, the Issuer shall comply with such instructions without further consent by the Pledgor or any other person.

Section 3.  Additional Representations and Warranties of the Issuer.  The Issuer hereby represents and warrants to the Collateral Agent:

(a)  It has not entered into, and until the termination of this agreement will not enter into, any agreement with any other person relating the Pledged Shares pursuant to which it has agreed to comply with instructions issued by such other person; and

(b)  It has not entered into, and until the termination of this agreement will not enter into, any agreement with the Pledgor or the Collateral Agent purporting to limit or condition the obligation of the Issuer to comply with Instructions as set forth in Section 2 hereof.

(c)  Except for the claims and interest of the Collateral Agent and of the Pledgor in the Pledged Shares, the Issuer does not know of any claim to, or interest in, the Pledged Shares.  If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Pledged Shares, the Issuer will promptly notify the Collateral Agent and the Pledgor thereof.

(d)  This Uncertificated Securities Control Agreement is the valid and legally binding obligation of the Issuer.

Section 4.  Choice of Law.  This Agreement shall be governed by the laws of the State of New York.

Section 5.   Conflict with Other Agreements.  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.  No amendment or modification of this Agreement

EXHBIT B-1

or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

Section 6.  Voting Rights.  Until such time as the Collateral Agent shall otherwise instruct the Issuer in writing, the Pledgor shall have the right to vote the Pledged Shares.

Section 7.  Successors; Assignment.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law.  The Collateral Agent may assign its rights hereunder only with the express written consent of the Issuer and by sending written notice of such assignment to the Pledgor.

Section 8. Indemnification of Issuer.  The Pledgor and the Collateral Agent hereby agree that (a) the Issuer is released from any and all liabilities to the Pledgor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Issuer with the terms hereof, except to the extent that such liabilities arise from the Issuer’s negligence and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Issuer from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Issuer with the terms hereof, except to the extent that such arises from the Issuer’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

Section 9.  Notices.  Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Pledgor:      [INSERT ADDRESS]
              Attention:
              Telecopier:

Collateral Agent:        [INSERT ADDRESS]
              Attention:
              Telecopier:

Issuer:                           [INSERT ADDRESS]
              Attention:
            Telecopier:

Any party may change its address for notices in the manner set forth above.

Section 10.  Termination.  The obligations of the Issuer to the Collateral Agent pursuant to this Control Agreement shall continue in effect until the security interests of the Collateral Agent in the Pledged Shares have been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Issuer of such termination in writing.  The Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Issuer upon the request of the Pledgor on or after the termination of the Collateral Agent’s security interest in the Pledged Shares pursuant to the terms of the Security Agreement.

EXHBIT B-2

The termination of this Control Agreement shall not terminate the Pledged Shares or alter the obligations of the Issuer to the Pledgor pursuant to any other agreement with respect to the Pledged Shares.

Section 11.  Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[NAME OF PLEDGOR]

By:
Name:
Title:

[NAME OF COLLATERAL AGENT],
as Collateral Agent

By:
Name:
Title:

[NAME OF ISSUER]

By:
Name:
Title:

EXHBIT B-3

Exhibit A

[Letterhead of Collateral Agent]

[Date]

[Name and Address of Issuer]

Attention:

Re:  Termination of Control Agreement

You are hereby notified that the Uncertificated Securities Control Agreement between you, [the Pledgor] (the “Pledgor”) and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement.  Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to Pledged Shares (as defined in the Uncertificated Control Agreement) from the Pledgor.  This notice terminates any obligations you may have to the undersigned with respect to the Pledged Shares, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Pledgor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to the Pledgor.

Very truly yours,

GOLDMAN SACHS BANK USA,
as Collateral Agent

By:
Name:
Title:

EXHIBIT B-A-1

EXHIBIT C
TO PLEDGE AND SECURITY AGREEMENT

SECURITIES ACCOUNT CONTROL AGREEMENT

This Securities Account Control Agreement dated as of _________, 20__ (this “Agreement”) among ____________________________ (the “Debtor”), ________________________, as collateral agent for the Secured Parties (the “Collateral Agent”) and ____________, in its capacity as a “securities intermediary” as defined in Section 8-102 of the UCC (in such capacity, the “Securities Intermediary”).  Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Pledge and Security Agreement, dated as of May 2, 2014, among the Debtor, the other Grantors party thereto and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”).  All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1.  Establishment of Securities Account.  The Securities Intermediary hereby confirms and agrees that:

(a)           The Securities Intermediary has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Securities Account”) and the Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of the Collateral Agent;

(b)           All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Debtor, payable to the order of the Debtor or specially indorsed to the Debtor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;

(c)           All property delivered to the Securities Intermediary pursuant to the Security Agreement will be promptly credited to the Securities Account; and

(d)           The Securities Account is a “securities account” within the meaning of Section 8-501 of the UCC.

Section 2.  “Financial Assets” Election.  The Securities Intermediary hereby agrees that each item of property (including, without limitation, any  investment property, financial asset, security, instrument, general intangible or cash) credited to the Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

Section 3.  Control of the Securities Account.  If at any time the Securities Intermediary shall receive any order from the Collateral Agent directing transfer or redemption of

EXHIBIT C-1

any financial asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Debtor or any other person.  If the Debtor is otherwise entitled to issue entitlement orders and such orders conflict with any entitlement order issued by the Collateral Agent, the Securities Intermediary shall follow the orders issued by the Collateral Agent.

Section 4.  Subordination of Lien; Waiver of Set-Off.  In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent.  The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Agent (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Account and (ii) the face amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 5.  Choice of Law.  This Agreement and the Securities Account shall each be governed by the laws of the State of New York.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction (within the meaning of Section 8-110 of the UCC) and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.

Section 6.  Conflict with Other Agreements.

(a)           In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

(b)           No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;

(c)           The Securities Intermediary hereby confirms and agrees that:

(i)  There are no other control agreements entered into between the Securities Intermediary and the Debtor with respect to the Securities Account;

(ii)  It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and

(iii) It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with the Debtor or the Collateral Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3 hereof.

EXHIBIT C-2

Section 7.  Adverse Claims.  Except for the claims and interest of the Collateral Agent and of the Debtor in the Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC) credited thereto.  If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Collateral Agent and the Debtor thereof.

Section 8.  Maintenance of Securities Account.  In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:

(a)           Notice of Sole Control.  If at any time the Collateral Agent delivers to the Securities Intermediary a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Securities Intermediary agrees that after receipt of such notice, it will take all instruction with respect to the Securities Account solely from the Collateral Agent.

(b)           Voting Rights.  Until such time as the Securities Intermediary receives a Notice of Sole Control pursuant to subsection (a) of this Section 8, the Debtor shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Account.

(c)           Permitted Investments.  Until such time as the Securities Intermediary receives a Notice of Sole Control signed by the Collateral Agent, the Debtor shall direct the Securities Intermediary with respect to the selection of investments to be made for the Securities Account; provided, however, that the Securities Intermediary shall not honor any instruction to purchase any investments other than investments of a type described on Exhibit B hereto.

(d)           Statements and Confirmations.  The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Debtor and the Collateral Agent at the address for each set forth in Section 12 of this Agreement.

(e)           Tax Reporting.  All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

Section 9.  Representations, Warranties and Covenants of the Securities Intermediary.  The Securities Intermediary hereby makes the following representations, warranties and covenants:

(a)           The Securities Account has been established as set forth in Section 1 above and such Securities Account will be maintained in the manner set forth herein until termination of this Agreement; and

(b)           This Agreement is the valid and legally binding obligation of the Securities Intermediary.

Section 10  Indemnification of Securities Intermediary.  The Debtor and the Collateral Agent hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Debtor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise

EXHIBIT C-3

from the Securities Intermediary’s negligence and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Securities Intermediary with the terms hereof, except to the extent that such arises from the Securities Intermediary’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

Section 11.  Successors; Assignment.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law.  The Collateral Agent may assign its rights hereunder only with the express written consent of the Securities Intermediary and by sending written notice of such assignment to the Debtor.

Section 12.  Notices.   Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	[INSERT ADDRESS]
Attention:
Telecopier:

Collateral Agent:	[INSERT ADDRESS]
Attention:
Telecopier:

Securities Intermediary:	[INSERT ADDRESS]
Attention:
Telecopier:

Any party may change its address for notices in the manner set forth above.

Section 13.  Termination.  The obligations of the Securities Intermediary to the Collateral Agent pursuant to this Agreement shall continue in effect until the security interest of the Collateral Agent in the Securities Account has been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Securities Intermediary of such termination in writing.  The Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit C hereto to the Securities Intermediary upon the request of the Debtor on or after the termination of the Collateral Agent’s security interest in the Securities Account pursuant to the terms of the Security Agreement.  The termination of this Agreement shall not terminate the Securities Account or alter the obligations of the Securities Intermediary to the Debtor pursuant to any other agreement with respect to the Securities Account.

Section 14.  Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

EXHIBIT C-4

IN WITNESS WHEREOF, the parties hereto have caused this Securities Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[DEBTOR]

By:
Name:
Title:

GOLDMAN SACHS BANK USA,
as Collateral Agent

By:
Name:
Title:

[NAME OF SECURITIES INTERMEDIARY],
as Securities Intermediary

By:
Name:
Title:

EXHIBIT C-5

EXHIBIT A
TO SECURITIES ACCOUNT CONTROL AGREEMENT

[Letterhead of Collateral Agent]

[Date]

[Name and Address of Securities Intermediary]

Attention:

Re:  Notice of Sole Control

Ladies and Gentlemen:

As referenced in the Securities Account Control Agreement dated as of _______, 20__ among [NAME OF THE DEBTOR] (the “Debtor”), you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over securities account number ____________ (the “Securities Account”) and all financial assets credited thereto.  You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours,

GOLDMAN SACHS BANK USA,
as Collateral Agent

By:
Name:
Title:

cc:  [NAME OF THE DEBTOR]

EXHIBIT C-A-1

EXHIBIT B
TO SECURITIES ACCOUNT CONTROL AGREEMENT

Permitted Investments

[TO COME]

EXHIBIT C-B-1

EXHIBIT C
TO SECURITIES ACCOUNT CONTROL AGREEMENT

[Letterhead of the Collateral Agent]

[Date]

 [Name and Address of Securities Intermediary]

Attention:

Re:  Termination of Securities Account Control Agreement

You are hereby notified that the Securities Account Control Agreement dated as of _______, 20__ among you, [NAME OF THE DEBTOR] (the “Debtor”)  and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement.  Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s)                from the Debtor.  This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Debtor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours,

GOLDMAN SACHS BANK USA,
as Collateral Agent

By:
Name:
Title:

EXHIBIT C-C-1

EXHIBIT D
TO PLEDGE AND SECURITY AGREEMENT

DEPOSIT ACCOUNT CONTROL AGREEMENT

This Deposit Account Control Agreement dated as of _________, 20__ (this “Agreement”) among ___________ (the “Debtor”), ___________, as collateral agent for the Secured Parties (the “Collateral Agent”) and ____________, in its capacity as a “bank” as defined in Section 9-102 of the UCC (in such capacity, the “Financial Institution”).  Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Pledge and Security Agreement, dated [as of the date hereof], between the Debtor, the other Grantors party thereto and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”).  All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1.  Establishment of Deposit Account.  The Financial Institution hereby confirms and agrees that:

(a)  The Financial Institution has established account number [IDENTIFY ACCOUNT NUMBER] in the name “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Deposit Account”) and the Financial Institution shall not change the name or account number of the Deposit Account without the prior written consent of the Collateral Agent and, prior to delivery of a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Debtor; and

(b)  The Deposit Account is a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC.

Section 2.  Control of the Deposit Account.  If at any time the Financial Institution shall receive any instructions originated by the Collateral Agent directing the disposition of funds in the Deposit Account, the Financial Institution shall comply with such instructions without further consent by the Debtor or any other person.  The Financial Institution hereby acknowledges that it has received notice of the security interest of the Collateral Agent in the Deposit Account and hereby acknowledges and consents to such lien.  If the Debtor is otherwise entitled to issue instructions and such instructions conflict with any instructions issued the Collateral Agent, the Financial Institution shall follow the instructions issued by the Collateral Agent.

Section 3.  Subordination of Lien; Waiver of Set-Off.  In the event that the Financial Institution has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Deposit Account or any funds credited thereto, the Financial Institution hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent.  Money and other items credited to the Deposit Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Agent (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of customary fees and expenses for the routine maintenance and operation of the Deposit Account and (ii) the face amount of any checks which have been credited to such Deposit Account but are subsequently returned unpaid because of uncollected or insufficient funds).

EXHIBIT D-1

Section 4.  Choice of Law.  This Agreement and the Deposit Account shall each be governed by the laws of the State of New York.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Financial Institution’s jurisdiction (within the meaning of Section 9-304 of the UCC) and the Deposit Account shall be governed by the laws of the State of New York.

Section 5.  Conflict with Other Agreements.

(a)  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

(b)  No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto; and

(c)  The Financial Institution hereby confirms and agrees that:

(i)           There are no other agreements entered into between the Financial Institution and the Debtor with respect to the Deposit Account [other than ____________]; and

(ii)           It has not entered into, and until the termination of this Agreement, will not enter into, any agreement with any other person relating the Deposit Account and/or any funds credited thereto pursuant to which it has agreed to comply with instructions originated by such persons as contemplated by Section 9-104 of the UCC.

Section 6.  Adverse Claims.  The Financial Institution does not know of any liens, claims or encumbrances relating to the Deposit Account.  If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Deposit Account, the Financial Institution will promptly notify the Collateral Agent and the Debtor thereof.

Section 7.  Maintenance of Deposit Account.  In addition to, and not in lieu of, the obligation of the Financial Institution to honor instructions as set forth in Section 2 hereof, the Financial Institution agrees to maintain the Deposit Account as follows:

(a)  Notice of Sole Control.  If at any time the Collateral Agent delivers to the Financial Institution a Notice of Sole Control in substantially the form set forth in Exhibit A hereto, the Financial Institution agrees that after receipt of such notice, it will take all instruction with respect to the Deposit Account solely from the Collateral Agent.

(b)  Statements and Confirmations.  The Financial Institution will promptly send copies of all statements, confirmations and other correspondence concerning the Deposit Account simultaneously to each of the Debtor and the Collateral Agent at the address for each set forth in Section 11 of this Agreement; and

(c)  Tax Reporting.  All interest, if any, relating to the Deposit Account, shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Debtor.

EXHIBIT D-2

Section 8.   Representations, Warranties and Covenants of the Financial Institution.  The Financial Institution hereby makes the following representations, warranties and covenants:

(a)  The Deposit Account has been established as set forth in Section 1 and such Deposit Account will be maintained in the manner set forth herein until termination of this Agreement; and

(b)  This Agreement is the valid and legally binding obligation of the Financial Institution.

Section 9.   Indemnification of Financial Institution.  The Debtor and the Collateral Agent hereby agree that (a) the Financial Institution is released from any and all liabilities to the Debtor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution’s negligence and (b) the Debtor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution’s negligence, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

Section 10.  Successors; Assignment.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law.  The Collateral Agent may assign its rights hereunder only with the express written consent of the Financial Institution and by sending written notice of such assignment to the Debtor.

Section 11  Notices.   Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Debtor:	[INSERT ADDRESS]
Attention:
Telecopier:

Collateral Agent:	[INSERT ADDRESS]
Attention:
Telecopier:

Securities Intermediary:	[INSERT ADDRESS]
Attention:
Telecopier:

Any party may change its address for notices in the manner set forth above.

Section 12.  Termination.  The obligations of the Financial Institution to the Collateral Agent pursuant to this Agreement shall continue in effect until the security interest of the

EXHIBIT D-3

Collateral Agent in the Deposit Account has been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Financial Institution of such termination in writing.  The Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit A hereto to the Financial Institution upon the request of the Debtor on or after the termination of the Collateral Agent’s security interest in the Deposit Account pursuant to the terms of the Security Agreement.  The termination of this Agreement shall not terminate the Deposit Account or alter the obligations of the Financial Institution to the Debtor pursuant to any other agreement with respect to the Deposit Account.

Section 13.  Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

        IN WITNESS WHEREOF, the parties hereto have caused this Deposit Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[DEBTOR]

By:
Name:
Title:

GOLDMAN SACHS BANK USA,
as Collateral Agent

By:
Name:
Title:

[NAME OF FINANCIAL INSTITUTION],
as Financial Institution

By:
Name:
Title:

EXHIBIT D-4

EXHIBIT A
TO DEPOSIT ACCOUNT CONTROL AGREEMENT

[Letterhead of Collateral Agent]

[Date]

[Name and Address of Financial Institution]

Attention:

Re:  Notice of Sole Control

Ladies and Gentlemen:

As referenced in the Deposit Account Control Agreement dated as of _______, 20__ among [NAME OF THE DEBTOR] (the “Debtor”), you and the undersigned (a copy of which is attached), we hereby give you notice of our sole control over deposit account number ____________ (the “Deposit Account”) and all financial assets credited thereto.  You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Deposit Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours,

GOLDMAN SACHS BANK USA,
as Collateral Agent

By:
Name:
Title:

cc:  [NAME OF THE DEBTOR]

EXHIBIT D-A-1

EXHIBIT B
TO DEPOSIT ACCOUNT CONTROL AGREEMENT

[Letterhead of the Collateral Agent]

[Date]

[Name and Address of Financial Institution]

Attention:

Re:  Termination of Deposit Account Control Agreement

You are hereby notified that the Deposit Account Control Agreement dated as of __________, 20__ among [NAME OF THE DEBTOR] (the “Debtor”), you and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement.  Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s)                from the Debtor.  This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Debtor pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to the Debtor.

Very truly yours,

GOLDMAN SACHS BANK USA,
as Collateral Agent

By:
Name:
Title:

EXHIBIT D-B-1

EXHIBIT E
TO PLEDGE AND SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT

This TRADEMARK SECURITY AGREEMENT, dated as of [_____, 20__] (this “Trademark Security Agreement), by [NAME], a [STATE] [TYPE OF ORGANIZATION] and [NAME], a [STATE] [TYPE OF ORGANIZATION] (each a “Grantor” and together the “Grantors”), in favor of GOLDMAN SACHS BANK USA, in its capacity as Collateral Agent (the “Collateral Agent”) for the Secured Parties.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit and Guaranty Agreement, dated as of May 2, 2014, by and among Vertex Energy, Inc., a Nevada corporation (“Holdings”), Vertex Energy Operating, LLC, a Texas limited liability company (“Company”), certain other Subsidiaries of Holdings party thereto from time to time, as Guarantors, the Lenders party thereto from time to time and Goldman Sachs Bank USA, as Administrative Agent, Collateral Agent and Lead Arranger (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, replaced, supplemented or otherwise modified, the “Credit Agreement”), Lenders and Lender Counterparties have agreed to make the Term Loan and certain financial accommodations to Company;

WHEREAS, Lenders and Lender Counterparties are willing to make the Term Loan and certain financial accommodations as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Collateral Agent, for itself and the ratable benefit of Secured Parties, that certain Pledge and Security Agreement, dated as of May 2, 2014 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for itself and the ratable benefit of the Secured Parties, this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1.	DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

2.
GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL.  Grantors hereby grant to Collateral Agent, on behalf of itself and the Secured Parties, a continuing first priority security interest in all of Grantors’ right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):

(a)      all of its Trademarks and Trademark Licenses to which it is a party including those referred to on Schedule I hereto;

(b)      all reissues, continuations or extensions of the foregoing;

EXHIBIT E-1

(c)      all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License; and

(d)      all products and proceeds of the foregoing, including, without limitation, any claim by either Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.

3.
SECURITY AGREEMENT.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement.

4.
COUNTERPARTS.  This Trademark Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

5.
GOVERNING LAW.  This Trademark Security Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[Remainder of Page Intentionally Left Blank]

EXHIBIT E-2

IN WITNESS WHEREOF, Grantors have caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

[NAME OF GRANTOR]

By:
Name:
Title:

EXHIBIT E-3

ACCEPTED AND ACKNOWLEDGED BY:

GOLDMAN SACHS BANK USA,
as Collateral Agent

By:
Name:
Title:

EXHIBIT E-4

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK  REGISTRATIONS

TRADEMARK	OWNER	REGISTRATION NO.	REGISTRATION DATE

EXHIBIT E-5

EXHIBIT F
TO PLEDGE AND SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT

This COPYRIGHT SECURITY AGREEMENT, dated as of _____, 20__ (this “Copyright Security Agreement”), by [NAME], a [STATE] [TYPE OF ORGANIZATION] and [NAME], a [STATE] [TYPE OF ORGANIZATION] (each a “Grantor” and together the “Grantors”), in favor of GOLDMAN SACHS BANK USA, in its capacity as Collateral Agent (the “Collateral Agent”) for the Secured Parties.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit and Guaranty Agreement, dated as of May 2, 2014, by and among Vertex Energy, Inc., a Nevada corporation (“Holdings”), Vertex Energy Operating, LLC, a Texas limited liability company (“Company”), certain other Subsidiaries of Holdings party thereto from time to time, as Guarantors, the Lenders party thereto from time to time and Goldman Sachs Bank USA, as Administrative Agent, Collateral Agent and Lead Arranger (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, replaced, supplemented or otherwise modified, the “Credit Agreement”), Lenders and Lender Counterparties have agreed to make the Term Loan and certain financial accommodations to Company;

WHEREAS, Lenders and Lender Counterparties are willing to make the Term Loan and certain financial accommodations as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Collateral Agent, for itself and the ratable benefit of the Secured Parties, that certain Pledge and Security Agreement, dated as of May 2, 2014 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for itself and the ratable benefit of Secured Parties, this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1.	DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

2.
GRANT OF SECURITY INTEREST IN COPYRIGHT COLLATERAL.  Grantors hereby grant to Collateral Agent, on behalf of itself and the Secured Parties, a continuing first priority security interest in all of Grantors’ right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Copyright Collateral”):

EXHIBIT F-1

(a)      all of its Copyrights and all Copyright Licenses providing for the grant by or to such Grantor of any right under any Copyright, including, without limitation, those referred to on Schedule 1 hereto;

(b)      all renewals, reversions and extensions of the foregoing; and

(c)      all income, royalties, products and  proceeds of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.

3.
SECURITY AGREEMENT.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement.

4.
COUNTERPARTS.  This Copyright Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

5.
GOVERNING LAW.  This Copyright Security Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[Remainder of Page Intentionally Left Blank]

EXHIBIT F-2

IN WITNESS WHEREOF, Grantors have caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

[NAME OF GRANTOR]

By:
Name:
Title:

EXHIBIT F-3

ACCEPTED AND ACKNOWLEDGED BY:

GOLDMAN SACHS BANK USA,
as Collateral Agent

By:
Name:
Title:

EXHIBIT F-4

SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS

COPYRIGHT	OWNER	REGISTRATION NO.	REGISTRATION DATE

EXHIBIT F-5

EXHIBIT G
TO PLEDGE AND SECURITY AGREEMENT

PATENT SECURITY AGREEMENT

This PATENT SECURITY AGREEMENT, dated as of _____, 20__ (this “Patent Security Agreement”), by [NAME], a [STATE] [TYPE OF ORGANIZATION] and [NAME], a [STATE] [TYPE OF ORGANIZATION] (each a “Grantor” and together the “Grantors”), in favor of GOLDMAN SACHS BANK USA, in its capacity as Collateral Agent (the “Collateral Agent”) for the Secured Parties.

W I T N E S S E T H:

WHEREAS, pursuant to that certain Credit and Guaranty Agreement, dated as of May 2, 2014, by and among Vertex Energy, Inc., a Nevada corporation (“Holdings”), Vertex Energy Operating, LLC, a Texas limited liability company (“Company”), certain other Subsidiaries of Holdings party thereto from time to time, as Guarantors, the Lenders party thereto from time to time and Goldman Sachs Bank USA, as Administrative Agent, Collateral Agent and Lead Arranger (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, replaced, supplemented or otherwise modified, the “Credit Agreement”), Lenders and Lender Counterparties have agreed to make the Term Loan and certain financial accommodations to Company;

WHEREAS, Lenders and Lender Counterparties are willing to make the Term Loan and certain financial accommodations as provided for in the Credit Agreement, but only upon the condition, among others, that Grantors shall have executed and delivered to Collateral Agent, for itself and the ratable benefit of the Secured Parties, that certain Pledge and Security Agreement, dated as of May 2, 2014 (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, Grantors are required to execute and deliver to Collateral Agent, for itself and the ratable benefit of the Secured Parties, this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantors hereby agree as follows:

1.	DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement.

2.
GRANT OF SECURITY INTEREST IN PATENT COLLATERAL.  Grantors hereby grant to Collateral Agent, on behalf of itself and the Secured Parties, a continuing first priority security interest in all of Grantors’ right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Patent Collateral”):

EXHIBIT G-1

(a)      all of its Patents and all Patent Licenses providing for the grant by or to such Grantor of any right under any Patent, including, without limitation, those referred to on Schedule I hereto;

(b)      all reissues, reexaminations, continuations, continuations-in-part, divisionals, renewals and extensions of the foregoing; and

(c)      all income, royalties, proceeds and Liabilities at any time due or payable or asserted under and with respect to any of the foregoing, including, without limitation, all rights to sue and recover at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof.

3.
SECURITY AGREEMENT.  Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement.

4.
COUNTERPARTS.  This Patent Security Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.

5.
GOVERNING LAW.  This Patent Security Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[Remainder of Page Intentionally Left Blank]

EXHIBIT G-2

IN WITNESS WHEREOF, Grantors have caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

[NAME OF GRANTOR]

By:
Name:
Title:

[NAME OF GRANTOR]

By:
Name:
Title:

EXHIBIT G-3

ACCEPTED AND ACKNOWLEDGED BY:

GOLDMAN SACHS BANK USA,
as Collateral Agent

By:
Name:
Title:

EXHIBIT G-4

SCHEDULE I

to

PATENT SECURITY AGREEMENT

PATENT REGISTRATIONS

PATENT	OWNER	REGISTRATION NO.	REGISTRATION DATE

EXHIBIT G-5